Pursuant to Rule 497(e)
                                                        Registration No. 33-8746

                              THE TOCQUEVILLE TRUST

                      SUPPLEMENT DATED JUNE 19, 2003 TO THE
                       PROSPECTUS DATED FEBRUARY 28, 2003

Effective as of the date hereof, the redemption fee imposed on redemptions of shares held 120 days or less has been increased from 1.50% to 2.00%. Accordingly, the references to the amount of the redemption fee in the Fee Table on page 10 of the prospectus and under "How to Redeem Shares" on page 20 of the prospectus are changed from 1.50% to 2.00%. The increase in the redemption fee will only apply to shares purchased on or after July 1, 2003.